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                                                               EXHIBIT 99.1

                                    AGREEMENT
                             DATED FEBRUARY 8, 1995

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D, or any amendment thereto, need be filed with respect to the current ownership of any of the undersigned of shares of Common Stock of Interferon Sciences, Inc. or any purchases of additional stock of such Company by any of the undersigned.


                                  BIOTECHNOLOGY INVESTMENT GROUP, L.L.C.
                                  By: SCHRODER VENTURE ADVISERS, INC.
                                  Its: Managing Member


                                  By: /s/ Jeffrey J. Collinson
                                      ---------------------------------------
                                      Jeffrey J. Collinson,
                                      President


                                  EDWARD BLECH TRUST

                                  By: /s/ Mordechai Jofen
                                      ---------------------------------------
                                      Mordechai Jofen,
                                      as Sole Trustee


                                  SCHRODER VENTURE ADVISERS, INC.

                                  By: /s/ Jeffrey J. Collinson
                                      ---------------------------------------
                                      Jeffrey J. Collinson,
                                      President


                                  /s/ Jeffrey J. Collinson
                                  -------------------------------------------
                                  JEFFREY J. COLLINSON


                                  SCHRODERS INCORPORATED

                                  By: /s/ Jeffrey J. Collinson
                                      ---------------------------------------
                                      Jeffrey J. Collinson
                                      Its Attorney-in-Fact


                                  SCHRODER VENTURES LIMITED PARTNERSHIP
                                  By: SCHRODER VENTURES MANAGEMENT L.P.
                                  Its: General Partner
                                  By: SCHRODER VENTURE MANAGERS INC.
                                  Its: General Partner

                                  By: /s/ Jeffrey J. Collinson
                                      ---------------------------------------
                                      Jeffrey J. Collinson,
                                      Its Attorney-in-Fact





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                                  SCHRODER VENTURES U.S. TRUST
                                  By: SCHRODER VENTURE MANAGERS LIMITED
                                  Its: Manager

                                  By: /s/ Jeffrey J. Collinson
                                      ---------------------------------------
                                      Jeffrey J. Collinson
                                      Its Attorney-in-Fact